As filed with the Securities and Exchange Commission on July 23, 2003

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2003

MARKETWATCH.COM, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-25113	94-3315360
(Commission File Number)	(I.R.S. Employer Identification No.)

825 Battery Street, San Francisco, CA	94111
(Address of Principal Executive Offices)	(Zip Code)

415-733-0500
(Registrant’s Telephone Number, Including Area Code)

With a copy to:
Robert S. Townsend, Esq.
Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105

Item 5. OTHER EVENTS.
Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
Item 9. Regulation FD Disclosure. (The following discussion is furnished under Item 12. Results of Operations and Financial Condition)
SIGNATURES
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3
Exhibit 99.4
Exhibit 99.5
Exhibit 99.6

Item 5. OTHER EVENTS.

               On July 22, 2003, NMP, Inc., a Delaware corporation (“Holdco”), MarketWatch.com, Inc., a Delaware corporation (“MarketWatch.com”), Pinnacor Inc., a Delaware corporation (“Pinnacor”), Maple Merger Sub, Inc., a wholly-owned subsidiary of Holdco (“Maple Merger Sub”), and Pine Merger Sub, Inc., a wholly-owned subsidiary of Holdco (“Pine Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) under which Parent Merger Sub will merge with and into MarketWatch.com (the “Parent Merger”) and Company Merger Sub will merge with and into Pinnacor (the “Company Merger” and together with the Parent Merger, the “Mergers”) whereby after the Mergers each of MarketWatch.com and Pinnacor will be the surviving corporations of the Mergers and direct wholly-owned subsidiaries of Holdco.

               The Mergers are subject to customary closing conditions, including regulatory approval and the approval of MarketWatch.com and Pinnacor stockholders. Although the Mergers are expected to be completed during the fourth quarter of 2003, there can be no assurance that the Mergers will be completed during such timeframe.

               The foregoing description of the Mergers does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement attached herewith as Exhibit 99.1 and incorporated herein by reference.

               In connection with the Mergers, Holdco, MarketWatch.com, Pinnacor, CBS Broadcasting Inc. and Pearson International Finance Ltd. entered into a Voting and Waiver Agreement, dated July 22, 2003 (the “Voting and Waiver Agreement”), relating to certain voting arrangements and other matters. The Voting and Waiver Agreement is attached herewith as Exhibit 99.2 and incorporated herein by reference.

               Additionally, in connection with the Mergers, Holdco, MarketWatch.com and certain of Pinnacor’s stockholders entered into Voting Agreements (each, a “Voting Agreement”) and Affiliate Agreements (each, an “Affiliate Agreement”), each dated as of July 22, 2003, relating to certain voting arrangements and other matters. Forms of the Voting Agreement and the Affiliate Agreement are attached herewith as Exhibits 99.3 and 99.4 and incorporated herein by reference.

               Also, on July 23, 2003, MarketWatch.com and Pinnacor issued a joint press release relating to the Mergers. The press release is attached herewith as Exhibit 99.5 and incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

               c. Exhibits

Exhibit No.	Description

99.1	Agreement and Plan of Merger, dated July 22, 2003, by and among NMP, Inc., MarketWatch.com, Inc., Pinnacor Inc., Maple Merger Sub,

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Exhibit No.	Description

Inc. and Pine Merger Sub, Inc.

99.2	Form of Voting and Waiver Agreement, dated July 22, 2003, by and among NMP, Inc., MarketWatch.com, Inc., Pinnacor Inc., CBS Broadcasting Inc. and Pearson International Finance Ltd.

99.3	Form of Voting Agreement, dated as of July 22, 2003, by and among NMP, Inc., MarketWatch.com, Inc. and each of certain stockholders of Pinnacor Inc.

99.4	Form of Affiliates Agreement, dated as of July 22, 2003, by and among NMP, Inc., MarketWatch.com, Inc. and each of certain stockholders of Pinnacor Inc.

99.5	Joint press release of MarketWatch.com, Inc. and Pinnacor Inc., dated July 23, 2003, announcing the acquisition of Pinnacor Inc. by MarketWatch.com, Inc.

99.6	Press release of MarketWatch.com, Inc., dated July 23, 2003, announcing MarketWatch.com’s financial results for second quarter of 2003.

Item 9. REGULATION FD DISCLOSURE. (The following discussion is furnished under Item 12. Results of Operations and Financial Condition)

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On July 23, 2003, MarketWatch.com announced via a press release its financial results for the second quarter ended June 30, 2003. A copy of MarketWatch.com’s press release is attached hereto as Exhibit 99.6.

The exhibit relating to this Item 9 is provided under Item 12 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETWATCH.COM, INC.

Date: July 23, 2003	By:	/s/ Joan P. Platt
Joan P. Platt
Chief Financial and Accounting Officer

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